Cash and cash equivalents	12 Months Ended
Dec. 31, 2018
Cash, cash equivalents and restricted cash
Cash and cash equivalents

15. Cash and cash equivalents

	At December 31,
	2018	2017
	$'m	$'m
Cash at bank and in hand	494	641
Short term bank deposits	26	130
Restricted cash	10	13
	530	784

Within cash and cash equivalents, the Group had $10 million of restricted cash at December 31, 2018 (2017: $13 million), which includes bank guarantees in the United States and early retirement plans in Germany.